CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Star E Media Corp. (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission on or about April 16, 2003 (the "Report"), I, Ghaby "Gabriel" Nassar, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  April  16,  2003                            /s/ Gabriel Nassar
                                                   -----------------------------
                                                   Gabriel  Nassar
                                                   Chief  Executive  Officer


A signed original of this written statement required by Section 906 has been provided to Star E Media Corp. and will be retained by Star E Medial Corp. and furnished to the Securities and Exchange Commission or its staff upon request.